Exhibit 99.1

Wireless Telecom Group INC.

25 Eastmans Road, Parsippany, NJ 07054

Tel. (973) 386-9696    Fax (973) 402-4042

WIRELESS TELECOM GROUP ANNOUNCES

FIRST QUARTER 2020 FINANCIAL RESULTS

NEWS RELEASE

Highlights for the quarter ended March 31, 2020:

○	Net revenues of $9,429,000
○	Gross Profit of $4,428,000, or 47.0%
○	Net loss of $1,147,000
○	Non-GAAP Adjusted EBITDA loss of $308,000
○	March 31, 2020 customer order backlog of $4,901,000

May 13, 2020

Parsippany, New Jersey – Wireless Telecom Group, Inc. (NYSE American: WTT) (the “Company”) announced today results for the first quarter ended March 31, 2020.

Tim Whelan, CEO of Wireless Telecom Group, Inc., commented, “Our Q1 financial results were in line with our expectations and reflected declines from weak bookings exiting 2019. Despite lower revenue, our cost reductions and supply chain management efforts helped us improve our gross margins.” Whelan added, “Like so many companies, we saw a softening in new bookings and revenues in the last weeks of March which we believe are attributable to the impact of COVID-19. The adverse impact of the pandemic on the U.S. and global economies is being felt and we may continue to encounter interruptions in supply chain and customers’ businesses in coming months impacting orders and project progression. That said, we are encouraged by the increase of approximately $1 million to our backlog compared to year-end, and we are confident in our product roadmap for the remainder of 2020. We are pleased to report continued interest in our full suite of 4G and 5G software offerings and a new customer win in May 2020 for CommAgility 4G software for a transportation network application. Last, we have made a number of adjustments to our operations for our employees’ well-being, and we are especially thankful for their resilience, innovation and dedication to our mission as we continue to serve our customers as an essential business during these challenging times.”

For the quarter ended March 31, 2020, the Company reported consolidated net revenues of $9,429,000, compared to $13,032,000 for the same period in 2019, a decrease of 27.6%. Network Solutions revenue decreased 25.7% on fewer large projects and Embedded Solutions revenue decreased 66.8% on lower sales of digital signal processing hardware. This was offset by an increase of 23.6% in Test and Measurement revenue driven by the inclusion of $970,000 of revenue from the acquired Holzworth business. Holzworth results are included from the date of acquisition, February 7, 2020. We believe that part of the revenue decrease was related to COVID-19 issues at our customers and suppliers.

The Company also reported consolidated gross profit of $4,428,000, or 47.0% of revenue, for the quarter ended March 31, 2020, compared to $5,727,000 or 43.9% of revenue, for the same period in 2019. The improvement in gross profit margin was due to higher margin sales at Network Solutions and the favorable impact of cost reductions made between November 2019 and February 2020.

For the quarter ended March 31, 2020, the Company reported consolidated operating expenses of $5,782,000, compared to $6,125,000 for the same period in 2019, a decrease of $343,000, or 5.6%. The decrease in consolidated operating expenses is comprised of a $700,000 decrease in expenses across all three segments due primarily to cost reduction activities offset by the inclusion of Holzworth operating expenses of approximately $400,000 from the date of acquisition.

The net loss for the quarter ended March 31, 2020 was $1,147,000, compared to a net loss of $344,000 for the same period in 2019.

Non-GAAP Adjusted EBITDA for the quarter ended March 31, 2020 was a loss of $308,000, compared to Adjusted EBITDA of $353,000 for the same period in 2019. The decrease in non-GAAP Adjusted EBITDA from the prior year is attributable to the decrease in revenues, which was partially offset by improved gross margins and lower expenses. The Company’s explanation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net loss are set out below in this press release.

As of March 31, 2020, the Company had consolidated cash of $3.2 million, short term debt of $2.0 million and $7.4 million of long-term debt net of debt discounts under our new term loan facility with Muzinich BDC. Borrowing availability under our asset-based revolver was approximately $1.7 million as of March 31, 2020 and is determined monthly, calculated as a percentage of our eligible accounts receivable and inventory. On May 4, 2020 the Company received $2.0 million pursuant to a loan under the Paycheck Protection Program (“PPP”) of the 2020 Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) administered by the Small Business Association. No payments are due for the first 6 months, although interest accrues, and monthly payments are due over the next 24 months to retire the loan plus accrued interest. Funds from the loan may only be used for certain purposes, including payroll, health benefits, rent and utilities, and a portion of the loan used to pay certain costs may be forgivable, all as provided by the terms of the PPP. We expect borrowings from the PPP loan, borrowings available to us under our revolving credit facility, our existing cash balance and cash generated by operations will be sufficient to meet our liquidity needs for the next twelve months.

Conference Call

As previously announced, Wireless Telecom Group Inc. will host a conference call today at 8:30 a.m. ET in which management will discuss first quarter results and related matters. To participate in the conference call, dial 800-346-7359 or 973-528-0008. The conference identification number is 512854. The call will also be webcast over the internet at the following URL:

https://www.webcaster4.com/Webcast/Page/1690/34713

A replay will be made available on the Wireless Telecom website for a limited period of time following the conference call.

Contact: Mike Kandell

(973) 386-9696

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. The foregoing measures do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

The Company defines EBITDA as its net earnings before interest, taxes, depreciation and amortization. “Adjusted EBITDA” is EBITDA excluding our stock compensation expense, restructuring charges, acquisition expenses, integration expenses, unrealized and realized foreign exchange gains and losses, purchase accounting adjustments, non-recurring legal fees associated with the Harris arbitration and other non-recurring costs. A reconciliation of net income to non-GAAP Adjusted EBITDA is included as an attachment to this press release.

GAAP operating expenses (“GAAP opex”) includes research and development expenses, sales and marketing expenses and general and administrative expenses. The Company defines non-GAAP Operating Expenses (“Non-GAAP Opex”) as GAAP opex excluding stock compensation expense, restructuring charges, acquisition expenses, integration expenses, depreciation and amortization expense, non-recurring legal fees associated with the Harris arbitration and other non-recurring costs and expenses.

The Company views Adjusted EBITDA and Non-GAAP Opex as important indicators of performance, consistent with the manner in which management measures and forecasts the Company’s performance. We believe Adjusted EBITDA is an important performance metric because it facilitates the analysis of our results, exclusive of certain non-cash and non-recurring items, including items which do not directly correlate to our business operations.

The Company believes that Adjusted EBITDA and Non GAAP Opex metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management’s entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements include, among others, statements regarding expectations that as a result of the ongoing Covid-19 pandemic the Company may continue to encounter interruptions in supply chain and customers’ businesses in the coming months impacting orders and project progression; and that borrowings from the PPP loan, borrowings available to us under our revolver credit facility, our existing cash balance and cash generated by operations will be sufficient to meet our liquidity needs for the next twelve months. Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including, among others, the impact of the coronavirus outbreak on customer orders, supply chain and the Company’s operations; the ability of the Company to obtain forgiveness of the PPP loan pursuant to the CARES Act and provisions of the PPP; the demand for private 4G LTE and 5G private networks; the loss of any significant customers of the Company; the ability of management to successfully implement the Company’s business plan and strategy; management’s ability to integrate the Holzworth business successfully; the impact of competitive products and pricing; as well as other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as supplemented and revised by the risks and uncertainties set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. These forward-looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, as except as required by law.

About Wireless Telecom Group, Inc.

Wireless Telecom Group, Inc., comprised of Boonton, CommAgility, Holzworth, Microlab and Noisecom, is a global designer and manufacturer of advanced RF and microwave components, modules, systems, and instruments. Serving the wireless, telecommunication, satellite, military, aerospace, semiconductor and medical industries, Wireless Telecom Group products enable innovation across a wide range of traditional and emerging wireless technologies. With a unique set of high-performance products including peak power meters, signal generators, phase noise analyzers, signal processing modules, LTE PHY/stack software, power splitters and combiners, GPS repeaters, public safety components, noise sources, and programmable noise generators, Wireless Telecom Group enables the development, testing, and deployment of wireless technologies around the globe. Wireless Telecom Group is headquartered in Parsippany, New Jersey, in the New York City metropolitan area, and maintains a global network of Sales and Service offices for excellent product service and support. Wireless Telecom Group’s website address is http://www.wirelesstelecomgroup.com.

Wireless Telecom Group INC.

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

(In thousands, except per share amounts, Unaudited)

	For the Three Months Ended
	March 31
	2020	2019
NET REVENUES	$9,429	$13,032

COST OF REVENUES	5,001	7,305

GROSS PROFIT	4,428	5,727

Operating Expenses
Research and Development	1,578	1,714
Sales and Marketing	1,717	1,937
General and Administrative	2,487	2,474
Total Operating Expenses	5,782	6,125

Operating Loss	(1,354)	(398)

Other Income	239	31
Interest Expense	(225)	(115)

Loss Before Taxes	(1,340)	(482)

Tax Benefit	(193)	(138)

Net Loss	$(1,147)	$(344)

Other Comprehensive Income/(Loss):
Foreign Currency Translation Adjustments	(935)	305
Comprehensive Loss	$(2,082)	$(39)

Loss Per Share:
Basic	$(0.05)	$(0.02)
Diluted	$(0.05)	$(0.02)

Weighted Average Shares Outstanding:
Basic	21,398	20,973
Diluted	21,398	20,973

In periods with a net loss, the basic loss per share equals the diluted loss per share as all common stock equivalents are excluded from the per share calculation because they are anti-dilutive.

CONSOLIDATED BALANCE SHEET

(In thousands, except number of shares and par value)

	(Unaudited)
	March 31 2020	December 31 2019
CURRENT ASSETS
Cash & Cash Equivalents	$3,205	$4,245
Accounts Receivable - net of reserves of $64 and $69, respectively	6,548	6,152
Inventories - net of reserves of $978 and $969, respectively	8,600	7,325
Prepaid Expenses and Other Current Assets	1,981	1,871
TOTAL CURRENT ASSETS	20,334	19,593

PROPERTY PLANT AND EQUIPMENT - NET	2,100	2,147

OTHER ASSETS
Goodwill	13,550	10,069
Acquired Intangible Assets, net	6,297	2,219
Deferred Income Taxes	6,045	6,013
Right Of Use Assets	2,096	1,436
Other	820	874
TOTAL OTHER ASSETS	28,808	20,611

TOTAL ASSETS	$51,242	$42,351

CURRENT LIABILITIES
Short Term Debt	$2,040	$2,696
Accounts Payable	2,550	2,227
Short Term Leases	533	440
Accrued Expenses and Other Current Liabilities	5,251	2,657
Deferred Revenue	60	42
TOTAL CURRENT LIABILITIES	10,434	8,062

LONG TERM LIABILITIES
Long Term Debt	7,347	-
Long Term Leases	1,606	1,018
Other Long Term Liabilities	103	77
Deferred Tax Liability	472	503
TOTAL LONG TERM LIABILITIES	9,528	1,598

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred Stock, $.01 par value, 2,000,000 shares authorized, none issued	-	-
Common Stock, $.01 par value, 75,000,000 shares authorized 34,835,571 and 34,488,252 shares issued, 21,647,571 and 21,300,252 shares outstanding	348	345
Additional Paid in Capital	49,756	49,062
Retained Earnings	5,995	7,142
Treasury Stock at Cost, 13,188,000 shares	(24,535)	(24,509)
Accumulated Other Comprehensive Income	(284)	651
TOTAL SHAREHOLDERS’ EQUITY	31,280	32,691

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$51,242	$42,351

CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands, unaudited)

	For the Three Months
	Ended March 31
	2020	2019
CASH FLOWS USED BY OPERATING ACTIVITIES
Net Loss	$(1,147)	$(344)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and Amortization	524	549
Amortization of Debt Issuance Fees	63	16
Share-based Compensation Expense	81	209
Deferred Rent	(7)	(6)
Deferred Income Taxes	(32)	(159)
Provision for Doubtful Accounts	(5)	18
Inventory Reserves	21	47
Changes in Assets and Liabilities, Net of Acquisition:
Accounts Receivable	58	(3,456)
Inventories	(127)	(916)
Prepaid Expenses and Other Assets	355	792
Accounts Payable	230	1,888
Payment of Contingent Consideration	-	(772)
Accrued Expenses and Other Liabilities	(143)	(1,235)
Net Cash Used by Operating Activities	(129)	(3,369)

CASH FLOWS USED BY INVESTING ACTIVITIES
Capital Expenditures	(51)	(128)
Acquisition of Business, Net of Cash Acquired	(7,189)	(426)
Net Cash Used by Investing Activities	(7,240)	(554)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Revolver Borrowings	8,073	9,788
Revolver Repayments	(8,471)	(7,715)
Term Loan Borrowings	8,400	-
Term Loan Repayments	(363)	(38)
Debt Issuance Fees	(1,056)	-
Payment of Contingent Consideration	-	(782)
Shares Withheld for Employee Taxes	(26)	-
Net Cash Provided by Financing Activities	6,557	1,253

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(228)	112
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(1,040)	(2,558)

Cash and Cash Equivalents, at Beginning of Period	4,245	5,015

CASH AND CASH EQUIVALENTS, AT END OF PERIOD	$3,205	$2,457

SUPPLEMENTAL INFORMATION:
Cash Paid During the Period for Interest	$146	$41
Cash Paid During the Period for Income Taxes	$28	$26

NET REVENUE AND GROSS PROFIT BY SEGMENT

(In thousands, Unaudited)

	Three months ended March 31,
	Revenue		% of Revenue		Change
	2020	2019	2020	2019	Amount	Pct.
Network Solutions	$4,276	$5,758	45.4%	44.2%	$(1,482)	-25.7%
Test and Measurement	3,745	3,030	39.7%	23.3%	715	23.6%
Embedded Solutions	1,408	4,244	14.9%	32.5%	(2,836)	-66.8%
Total Net Revenues	$9,429	$13,032	100.0%	100.0%	$(3,603)	-27.6%

	Three months ended March 31,
	Gross Profit		Gross Profit %		Change
	2020	2019	2020	2019	Amount	Pct.
Network Solutions	$1,943	$2,389	45.4%	41.5%	$(446)	-18.7%
Test and Measurement	1,904	1,569	50.8%	51.8%	335	21.4%
Embedded Solutions	581	1,769	41.3%	41.7%	(1,188)	-67.2%
Total Gross Profit	$4,428	$5,727	47.0%	43.9%	$(1,299)	-22.7%

RECONCILIATION OF NET INCOME TO NON-GAAP EBITDA AND NON-GAAP ADJUSTED EBITDA

(In thousands, Unaudited)

	Three Months Ended
	March 31
	2020	2019
GAAP Net Loss, as reported	$(1,147)	$(345)
Tax Provision/(Benefit)	(193)	(138)
Depreciation and Amortization Expense	524	549
Interest Expense	225	115
Non-GAAP EBITDA	(591)	181
Stock Compensation	81	209
Merger and Acquisition/Integration	191	-
Restructuring Costs	74	-
Inventory Impairment Recovery	-	(2)
US GAAP Purchase Accounting	176	-
FX (Gain)/Loss	(239)	(35)
Non-GAAP Adjusted EBITDA	$(308)	$353

RECONCILIATION OF GAAP OPEX TO NON-GAAP OPEX

(In thousands, Unaudited)

	Three Months Ended
	March 31
	2020	2019
GAAP Opex	$5,783	$6,125
Stock Compensation	(81)	(209)
Merger and Acquisition/Integration	(191)	-
Restructuring Costs	(74)	-
US GAAP Purchase Accounting	(100)	-
Depreciation & Amortization (ex. COGS)	(445)	(474)
Non GAAP Opex	$4,892	$5,442